UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2005

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of principal executive offices, including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to Form 8-K of Exelixis, Inc. (the “Company”) amends the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on June 13, 2005 (the “Original Filing”). The Company is filing this Amendment solely to correct an inadvertent error in the numbering of Item 2.01. In the Original Filing, Item 2.01, Completion of Acquisition or Disposition of Assets, was incorrectly numbered as “Item 3.02 Completion of Acquisition or Disposition of Assets”. The corrected Item 2.01 in this Amendment entirely supersedes the applicable item in the Original Filing (all other items remain unchanged from the Original Filing).

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

Dated: June 16, 2005	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Legal Affairs and Secretary